EXHIBIT 10.1

FOURTH AMENDMENT TO ENTERPRISE FINANCIAL SERVICES CORP
EXECUTIVE EMPLOYMENT AGREEMENT

THIS FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), is made by and between Keene S. Turner (the “Executive”) and ENTERPRISE FINANCIAL SERVICES CORP, a Delaware corporation (the “Company”) effective as of October 1, 2025 (the “Effective Date”).

WHEREAS, the Company and the Executive entered into an Executive Employment Agreement dated as of September 13, 2013, as amended by that First Amendment to Executive Employment Agreement dated February 27, 2015, that Second Amendment to Executive Employment Agreement dated October 29, 2015, and that Third Amendment to Executive Employment Agreement dated August 4, 2023 (as amended, the “Original Agreement”); and

WHEREAS, the Company and the Executive have mutually agreed to amend the Original Agreement;

NOW, THEREFORE, the Original Agreement is amended as follows:

1. Section 1 shall be amended to read as follows:

1. Employment. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs Executive for the Employment Term as hereafter defined. During the Employment Term, Executive shall serve as Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company. Executive shall have the duties, powers and authority as are consistent with his position, including such other duties and responsibilities as are reasonably delegated him from time to time by the Chief Executive Officer of the Company (the “CEO”), including taking positions with Subsidiaries (as defined below) of the Company. Executive shall report to the CEO. Executive shall comply with all policies and procedures of the Company generally applicable to Executive. Executive hereby accepts such employment and agrees to serve the Company in such capacities for the Employment Term.

2. Except as expressly amended pursuant to this Amendment, the Original Agreement shall continue in full force and effect without modification.

3. Capitalized terms not defined herein shall have the meaning given them in the Original Agreement unless the context clearly and unambiguously requires otherwise.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the Effective Date.

ENTERPRISE FINANCIAL SERVICES CORP

By: /s/ James B. Lally
Name: James B. Lally
Title: Chief Executive Officer

EXECUTIVE:

/s/ Keene S. Turner
Keene S. Turner